THIRD AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of May 28, 2000


                                     Among

                         BOOTH CREEK SKI HOLDINGS, INC.
                       BOOTH CREEK SKI ACQUISITION CORP.
                              TRIMONT LAND COMPANY
                             SIERRA-AT-TAHOE, INC.
                              BEAR MOUNTAIN, INC.
                       WATERVILLE VALLEY SKI RESORT, INC.
                        MOUNT CRANMORE SKI RESORT, INC.
                                SKI LIFTS, INC.
                               LMRC HOLDING CORP.
                      LOON MOUNTAIN RECREATION CORPORATION
                               LOON REALTY CORP.
                                (the Borrowers)

                                      and

                              FLEET NATIONAL BANK
                                  (the Lender)

                                      and

                              FLEET NATIONAL BANK
                                  (the Agent)

                               THIRD AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT



     This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") is entered into as of May 28, 2000 by and among BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "Northstar-at-Tahoe"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), BEAR MOUNTAIN, INC., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"); LOON REALTY CORP., a New Hampshire corporation (together with its successors and assigns, "Loon Realty," and together with BCS Holdings, BCS Acquisition, Northstar-at-Tahoe, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore, Ski Lifts, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association (together with its successors and assigns, "Fleet"), and Fleet, as agent (the "Agent") for itself and the other Lenders, hereby agree as follows:

                                    Recitals
                                    --------

1. The Borrowers and Fleet, as Lender and the Agent, are parties to an Amended and Restated Credit Agreement dated as of October 30, 1998, as amended by the First Amendment to the Amended and Restated Credit Agreement dated as of May 18, 1999 and the Second Amendment to the Amended and Restated Credit Agreement dated as of May 28, 2000 (as amended, the "Credit Agreement") and desire to amend the Credit Agreement in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

2. Booth Creek Ski Group, Inc. (the "BCS Group"), the parent company of BCS Holdings, and its stockholders, Booth Creek Partners Limited II, L.L.L.P., John Hancock Life Insurance Company, CIBC WG Argosy Merchant Fund 2, L.L.C., Hancock Mezzanine Partners L.P. and Co-Investment Merchant Fund, LLC (collectively, the "BCS Group Stockholders"), desire to enter into the following documents (collectively, the "Restructuring Documents"):

          (a) the Second Amended and Restated  Securities Purchase Agreement in
     the  form  attached  hereto  as  Exhibit  A  (the   "Securities   Purchase

     Agreement") whereby BCS Group will (i) issue New Notes (as defined in the Securities Purchase Agreement) in consideration of the surrender and cancellation of certain securities held by the BCS Group Stockholders and certain other consideration and (ii) issue and sell New Common Shares (as defined in the Securities Purchase Agreement);

          (b) the Second Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit B;

          (c) an Amended and Restated Management Agreement in the form attached hereto as Exhibit C; and

          (d) the First Amendment to the Pledge Agreement in the form attached hereto as Exhibit D.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and subject to the fulfillment or waiver of those conditions set forth in Section 3 below, the Borrowers, Fleet and the Agent hereby agree as follows:

     Section 1.Consent. Based upon and subject to the satisfaction of the Closing Conditions set forth in Section 4 herein, Fleet, as Agent and Lender, hereby consents to the transactions contemplated by the Restructuring Documents.

     Section 2.BCS Group Reorganization Amendments.

          (a) Section 1.2 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

               "2000 BCS Group Restructuring" shall mean the transactions contemplated by the 2000 BCS Group Restructuring Documents.

               "2000 BCS Group Restructuring Date" means May 28, 2000, the date on which the 2000 BCS Group Restructuring is consummated.

               "2000 BCS Group Restructuring Documents" shall mean (a) the Second Amended and Restated Securities Purchase Agreement dated as of May 28, 2000 by and among BCS Group and the holders of the common stock of BCS Group in the form attached to the Third Amendment as Exhibit A, (b) the Amended and Restated Stockholders Agreement dated as of May 28, 2000 by and among BCS Group and its stockholders in the form attached to the Third Amendment as Exhibit B, (c) the Amended and Restated Management Agreement in the form attached to the Third Amendment as Exhibit C, and (d) the First Amendment to Pledge Agreement in the form attached to the Third Amendment as Exhibit D.

               "Third Amendment" means the Third Amendment to the Amended and Restated Credit Agreement by and among Fleet, as Lender and Agent, and the Borrowers, dated as of May 28, 2000

          (b) Intentionally omitted.

          (c) Section 9.1 of the Credit Agreement is hereby amended by deleting
     Section 9.1.11 thereof in its entirety.

          (d) Section 9.1.12 of the Credit Agreement is hereby amended by deleting clause (iii) in its entirety and substituting therefore the following:

               (iii)John Hancock and its Affiliates (other than its portfolio companies), CIBC WG Argosy Merchant Fund 2, L.L.C. and Co-Investment Merchant Fund, LLC and their Affiliates (other than their portfolio companies) shall cease to beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, voting stock (or non-voting stock convertible into voting stock) representing, in the aggregate, at least 51% of the total voting power of all voting stock of BCS Group;


     Section 3.Conditions to Closing. The Obligations of the Agent and Lenders to enter into this Third Amendment are subject to the satisfaction of the following conditions:

          (a) 2000 Restructuring. The Borrowers shall have provided the Agent with evidence that the 2000 Restructuring will take place simultaneously with the execution and delivery of this Third Amendment.

          (b) Representations and Warranties; No Default. The Borrowers hereby confirm to the Agent and Fleet, the representations and warranties of the Borrowers set forth in Section 8 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that no Default exists under the Credit Agreement.

          (c) Payment of Fees. The Borrowers shall have paid a fee to Fleet as Agent as provided in the letter agreement dated June 20, 2000, and shall promptly following the execution of this Third Amendment pay the reasonable fees and expenses of the Agent's counsel, Goodwin, Procter & Hoar LLP, for which statements will be rendered.

          (d) Legal Opinion. The Lenders shall have received from Winston & Strawn, special counsel for the Borrowers, its opinion that (i) the 2000 BCS Group Restructuring Documents have been duly authorized, executed and delivered and are enforceable against BCS Group; (ii) the execution, delivery, and performance of the 2000 BCS Group Restructuring Documents do not violate, conflict with or result in a default or the creation of a lien under the Senior Indenture or any other material agreement to which any of the Borrowers or BCS Group is a party and (iii) this Third
     Amendment has been duly authorized, executed and delivered by the Borrowers and is enforceable against the Borrowers in accordance with its terms.

          (e) Proper Proceedings. This Third Amendment and the transactions contemplated hereby shall have been authorized by all necessary proceedings of each Borrower and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

          (f) General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement and each other Credit Document shall be satisfactory in form and substance to the Agent, and the Lenders shall have received copies of all documents, including records of corporate proceedings, appraisals and opinions of counsel, which any Lender may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

     Section 4.Representations and Warranties; No Default. The Borrowers hereby confirm to the Agent and Fleet, the representations and warranties of the Borrowers set forth in Section 8 of the Credit Agreement (as amended hereby) are true and correct in all material respects as of the date hereof, as if set forth in herein in full other than any such representations or warranties that, by their terms, refer to a specific date, in which case the same shall be made as of such date. The Borrowers hereby certify that no Default currently exists under the Credit Agreement nor will the execution of the Restructuring Documents and the consummation of the transactions contemplated by the Restructuring Documents will result in a Default under the Credit Agreement or the Senior Indenture.

     Section 5.Miscellaneous.

          (a) Governing Law. This Third Amendment to Amended and Restated Credit Agreement shall be a Credit Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

          (b) Continuing Effect. Except as specifically modified by the provisions of this Third Amendment, the Credit Agreement shall remain in full force and effect.

          (c) Counterparts. This Third Amendment may be executed in one or more counterparts, each of which will be deemed as original and all of which together will constitute one and the same document.

     IN WITNESS WHEREOF, the Borrowers, Fleet and the Agent have caused this Third Amendment to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                               BOOTH CREEK SKI HOLDINGS, INC.
                               BOOTH CREEK SKI ACQUISITION CORP.
                               TRIMONT LAND COMPANY
                               SIERRA-AT-TAHOE, INC.
                               BEAR MOUNTAIN, INC.
                               WATERVILLE VALLEY SKI RESORT, INC.
                               MOUNT CRANMORE SKI RESORT, INC.
                               SKI LIFTS, INC.
                               LMRC HOLDING CORP.
                               LOON MOUNTAIN RECREATION CORPORATION
                               LOON REALTY CORP.


                               By: /S/ Elizabeth J. Cole
                                  ---------------------------------------------
                                   Name: Elizabeth J. Cole
                                   Title: Executive Vice President


                               FLEET NATIONAL BANK


                               By: /S/ Carlton F. Williams
                                  ---------------------------------------------
                                   Name: Carlton F. Williams
                                   Title: Director


                               FLEET NATIONAL BANK, as Agent


                               By: /S/ Carlton F. Williams
                                  ---------------------------------------------
                                   Name: Carlton F. Williams
                                   Title: Director